Exhibit 99.1

Entegris Reports Second-Quarter Results

•	Quarterly revenue of $251.6 million

•	GAAP net loss of $14.7 million, or $0.11 per diluted share; Non-GAAP net income of $27.4 million, or $0.20 per diluted share

•	Operating loss margin of 9.3 percent; Adjusted operating margin of 18.8 percent

BILLERICA, Mass., July 29, 2014 – Entegris Inc. (NasdaqGS: ENTG), a leading provider of yield-enhancing materials and solutions for advanced manufacturing processes, today reported its financial results for the Company’s second quarter ended June 28, 2014.

The Company recorded second-quarter sales of $251.6 million, which included two months of results from its acquisition of ATMI on April 30, 2014. Second-quarter net loss of $14.7 million, or $0.11 per diluted share, included amortization of intangible assets of $9.4 million and aggregated acquisition and integration-related costs associated with the acquisition of ATMI of $66.6 million. Non-GAAP net income was $27.4 million, or $0.20 per diluted share.

For the first half of fiscal 2014, sales were $417.4 million, up 22 percent from the first half of 2013. Net loss for the first half of 2014 was $0.4 million which included amortization of intangible assets of $11.7 million and aggregated acquisition and integration-related costs associated with the acquisition of ATMI of $67.9 million. Non-GAAP earnings per share for the first six months of 2014 were $0.32 per diluted share versus $0.28 per diluted share a year ago.

Bertrand Loy, president and chief executive officer, said: “We are very pleased with the results for the second quarter. Business trends were positive across all major business units. Most notably, our sales were boosted by record-level shipments of leading-edge wafer handling FOUPs and fluid handling products related to new fab construction activity.”

Mr. Loy added: “Our second-quarter performance demonstrates the accretion potential of our combination with ATMI. We are excited about the capabilities of a broader suite of solutions to help our customers ramp their new technologies and enhance their yields. Our integration is on track and we expect to be ahead of schedule in realizing the $30 million of annualized cost synergies.”

Quarterly Financial Results Summary

(in millions, except per share data)

GAAP Results	Q2-2014	Q2-2013	Q1-2014
Net sales	$251.6	$177.5	$165.8
Operating (loss) income	($23.4)	$26.4	$18.5
Operating margin	(9.3%)	14.9%	11.2%
Net (loss) income	($14.7)	$19.8	$14.3
(Loss) earnings per share (EPS)	($0.11)	$0.14	$0.10
Non-GAAP Results
Non-GAAP adjusted operating income	$47.2	$28.7	$22.2
Adjusted operating margin	18.8%	16.2%	13.4%
Non-GAAP net income	$27.4	$21.3	$16.7
Non-GAAP EPS	$0.20	$0.15	$0.12

Sales in the second quarter of 2014 included approximately $60 million of ATMI generated sales.

Third-Quarter Outlook

For the fiscal third quarter ending September 27, 2014 the Company expects sales of $255 million to $275 million, net loss of $5 million to $12 million, and loss per diluted share between $0.04 to $0.09 per share. On a non-GAAP basis, EPS is expected to range from $0.15 to $0.20 per diluted share, which reflects net income on a non-GAAP basis in the range of $21 million to $28 million, which is adjusted for expected amortization expense of approximately $13 million, charges for fair value markup of inventory sold of approximately $24 million, and integration expense of approximately $8 million totaling approximately $45 million or $0.24 per share.

Segment Results

In conjunction with the April 30, 2014 acquisition of ATMI, the Company is reporting its results in two business segments: Critical Materials Handling (CMH) and Electronic Materials (EM). Summary results by segment are contained in this press release.

CMH provides a broad range of products that filter, handle, dispense, and protect critical materials used in the semiconductor manufacturing process and in other high-technology manufacturing. CMH’s products and subsystems include high-purity materials packaging, fluid-handling and dispensing systems, liquid filters, as well as microenvironments that protect critical substrates such as wafers during shipping and manufacturing. CMH also provides specialized graphite components and specialty coatings for use in high temperature applications.

EM provides high performance materials and specialty gas management solutions that enable high yield, cost effective semiconductor manufacturing. EM’s products consist of specialized chemistries and performance materials, gas microcontamination control solutions, and sub-atmospheric pressure gas delivery systems for the efficient handling of hazardous gases to semiconductor process equipment.

Second-Quarter Results Conference Call Details

Entegris will hold a conference call to discuss its results for the second quarter on Tuesday, July 29, 2014, at 10:00 a.m. Eastern Time. Participants should dial 1-785-830-7980 or toll-free 1-800-723-6751, referencing confirmation code 8353950. Participants are asked to dial in 5 to 10 minutes prior to the start of the call. A replay of the call will be available starting July 29, 2014 at 1:00 p.m. (ET) until September 12, 2014. The replay can be accessed by using passcode 8353950 after dialing 1-719-457-0820 or 1-888-203-1112. A live and on-demand webcast of the call can also be accessed from the investor relations section of Entegris’ website at www.entegris.com.

ABOUT ENTEGRIS

Entegris is a leading provider of yield-enhancing materials and solutions for advanced manufacturing processes in the semiconductor and other high-technology industries. On April 30, 2014, Entegris acquired Danbury, CT-based ATMI, Inc. Entegris is ISO 9001 certified and has manufacturing, customer service and/or research facilities in the United States, China, France, Germany, Israel, Japan, Malaysia, Singapore, South Korea and Taiwan. Additional information can be found at www.entegris.com.

Non-GAAP Information

The Company’s condensed consolidated financial statements are prepared in conformity with accounting principles generally accepted in the United States (GAAP). Adjusted EBITDA and Adjusted Operating Income together with related measures thereof, and non-GAAP EPS, are considered “Non-GAAP financial measures” under the rules and regulations of the SEC. These financial measures are provided as a complement to financial measures provided in accordance with GAAP. We provide non-GAAP financial measures in order to better assess and measure operating performance. Management believes the non-GAAP measures better portray our baseline performance before certain gains, losses or other charges that may not be indicative of our business or future outlook. We believe these non-GAAP measures will aid investors’ overall understanding of our results by providing a higher degree of transparency for certain expenses and providing a level of disclosure that will help investors understand how we plan and measure our business. The reconciliations of GAAP to non-GAAP Statement of Operations, GAAP to Adjusted Operating Income and Adjusted EBITDA, and GAAP to Non-GAAP Earnings per Share are included elsewhere in this release.

Forward-Looking Statements

Certain information contained in this press release may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on current management expectations only as of the date of this press release, and involve substantial risks and uncertainties that could cause actual results to differ materially from the results expressed in, or implied by, these forward-looking statements. Statements that include such words as “anticipate,” “believe,” “estimate,” “expect,” “forecast,” “may,” “will,” “should” or the negative thereof and similar expressions as they relate to Entegris or our management are intended to identify such forward-looking statements. These statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict. These risks include, but are not limited to, fluctuations in the market price of Entegris’ stock, Entegris’ future operating results, Entegris’ ability to successfully integrate the ATMI business and achieve anticipated synergies, other acquisition and investment opportunities available to Entegris, general business and market conditions and other factors. Additional information concerning these and other risk factors may be found in previous financial press releases issued by Entegris and Entegris’ periodic public filings with the Securities and Exchange Commission, including discussions appearing under the headings “Risks Relating to our Business and Industry,” “Manufacturing Risks,” “International Risks,” “Risks Related to Owning Our Securities,” and “Risks Related to the Pending Merger with ATMI, Inc.” in Item 1A of our Annual Report on Form 10–K for the fiscal year ended December 31, 2013, as well as other matters and important factors disclosed previously and from time to time in the filings of Entegris with the U.S. Securities and Exchange Commission. Except as required under the federal securities laws and the rules and regulations of the Securities and Exchange Commission, we undertake no obligation to update publicly any forward-looking statements contained herein.

Entegris, Inc. and Subsidiaries

Condensed Consolidated Statements of Operations

(In thousands, except per share data)

(Unaudited)

	Three months ended
	June 28, 2014	June 29, 2013	March 29, 2014
Net sales	$251,578	$177,544	$165,804
Cost of sales	162,910	99,974	94,452
Gross profit	88,668	77,570	71,352
Selling, general and administrative expenses	82,347	35,397	34,787
Engineering, research and development expenses	21,581	13,427	15,690
Amortization of intangible assets	9,390	2,359	2,336
Contingent consideration fair value adjustment	(1,282)	—	—

Operating (loss) income	(23,368)	26,387	18,539
Interest expense (income), net	12,345	(14)	(194)
Other expense (income), net	1,351	(896)	178

(Loss) income before income taxes and equity in net loss of affiliates	(37,064)	27,297	18,555
Income tax (benefit) expense	(22,445)	7,516	4,243
Equity in net loss of affiliates	50	—	—

Net (loss) income	(14,669)	$19,781	$14,312

Basic net (loss) income per common share:	($0.11)	$0.14	$0.10
Diluted net (loss) income per common share:	($0.11)	$0.14	$0.10

Weighted average shares outstanding:
Basic	139,238	139,225	138,927
Diluted	139,238	139,751	139,706

Entegris, Inc. and Subsidiaries

Condensed Consolidated Statements of Operations

(In thousands, except per share data)

(Unaudited)

	Six months ended
	June 28, 2014	June 29, 2013
Net sales	$417,382	$342,614
Cost of sales	257,362	197,916

Gross profit	160,020	144,698
Selling, general and administrative expenses	117,134	67,818
Engineering, research and development expenses	37,271	25,600
Amortization of intangible assets	11,726	4,646
Contingent consideration fair value adjustment	(1,282)	—

Operating (loss) income	(4,829)	46,634
Interest expense (income), net	12,151	(135)
Other expense (income), net	1,529	(2,123)

(Loss) income before income taxes and equity in net loss of affiliates	(18,509)	48,892
Income tax (benefit) expense	(18,202)	12,714
Equity in net loss of affiliates	50	—

Net (loss) income	($357)	$36,178

Basic net (loss) income per common share:	($0.00)	$0.26
Diluted net (loss) income per common share:	($0.00)	$0.26

Weighted average shares outstanding:
Basic	139,083	139,140
Diluted	139,083	139,791

Entegris, Inc. and Subsidiaries

Condensed Consolidated Balance Sheets

(In thousands)

(Unaudited)

	June 28, 2014	December 31, 2013
ASSETS
Cash and cash equivalents	$366,983	$384,426
Short-term investments	10,956	—
Accounts receivable, net	181,551	101,873
Inventories	191,225	94,074
Deferred tax assets, deferred tax charges and refundable income taxes	21,150	20,844
Other current assets	33,621	11,088

Total current assets	805,486	612,305
Property, plant and equipment, net	319,871	186,440

Goodwill	328,431	12,274
Intangible assets	336,128	43,509
Deferred tax assets – non-current	37,065	12,039
Other assets	36,548	8,727

Total assets	$1,863,529	$875,294

LIABILITIES AND EQUITY
Long-term debt, current maturities	4,600	—
Accounts payable	69,917	$38,396
Accrued liabilities	66,917	48,816
Income tax payable and deferred tax liabilities	26,894	10,373

Total current liabilities	168,328	97,585

Long-term debt, excluding current maturities	813,100	—
Other liabilities	116,948	20,866
Shareholders’ equity	765,153	756,843

Total liabilities and shareholders’ equity	$1,863,529	$875,294

Entegris, Inc. and Subsidiaries

Condensed Consolidated Statements of Cash Flows

(In thousands)

(Unaudited)

	Three months ended		Six months ended
	June 28, 2014	June 29, 2013	June 28, 2014	June 29, 2013
Operating activities:
Net (loss) income	($14,669)	$19,781	($357)	$36,178
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	11,043	7,311	18,875	14,607
Amortization	9,390	2,359	11,726	4,646
Stock-based compensation expense	2,278	2,081	4,155	3,769
Charge for fair value mark-up of acquired inventory sold	24,293	—	24,293	—
Provision for deferred income taxes	(25,797)	25	(25,467)	1,878
Other	4,394	692	4,907	882
Changes in operating assets and liabilities:
Trade accounts and notes receivable	(17,052)	(6,592)	(24,269)	(19,485)
Inventories	542	623	(7,003)	(3,135)
Accounts payable and accrued liabilities	16,153	1,656	12,599	(5,359)
Income taxes payable and refundable income taxes	(512)	7,206	1,500	7,524
Other	994	(322)	2,510	750

Net cash provided by operating activities	11,057	34,820	23,469	42,255

Investing activities:
Acquisition of property and equipment	(15,165)	(17,991)	(28,945)	(34,131)
Acquisition of business, net of cash acquired	(808,940)	(13,358)	(808,940)	(13,358)
Proceeds from maturities of short-term investments	5,911	—	5,911	20,000
Other	(7,514)	6,535	(7,119)	6,547

Net cash used in investing activities	(825,708)	(24,814)	(839,093)	(20,942)

Financing activities:
Payments on long-term debt	(37,500)	—	(37,500)	—
Proceeds from long-term debt	855,200	—	855,200	—
Payments for debt issue costs	(20,747)	—	(20,747)	—
Issuance of common stock	503	1,448	503	6,322
Taxes paid related to net share settlement of equity awards	(44)	—	(2,033)	—
Repurchase and retirement of common stock	—	(5,605)	—	(9,382)
Other	585	201	829	941

Net cash provided by (used in) financing activities	797,997	(3,956)	796,252	(2,119)

Effect of exchange rate changes on cash	1,976	(1,485)	1,929	(6,202)

(Decrease) increase in cash and cash equivalents	(14,678)	4,565	(17,443)	12,992
Cash and cash equivalents at beginning of period	$381,661	$338,846	$384,426	$330,419

Cash and cash equivalents at end of period	$366,983	$343,411	$366,983	$343,411

Entegris, Inc. and Subsidiaries

Segment Information

(In thousands)

(Unaudited)

	Three months ended			Six months ended
	June 28, 2014	June 29, 2013	March 29, 2014	June 28, 2014	June 29, 2013
Net sales
Critical Materials Handling	$176,820	$157,269	$145,569	$322,389	$303,933
Electronic Materials	74,758	20,275	20,235	94,993	38,681

Total net sales	$251,578	$177,544	$165,804	$417,382	$342,614

	Three months ended			Six months ended
	June 28, 2014	June 29, 2013	March 29, 2014	June 28, 2014	June 29, 2013
Segment profit
Critical Materials Handling	$41,069	$35,971	$30,526	$71,595	$65,111
Electronic Materials	22,708	3,874	3,704	26,412	8,353

Total segment profit	63,777	39,845	34,230	98,007	$73,464
Charge for fair value mark-up of acquired inventory	(24,293)	—	—	(24,293)	—
Amortization of intangibles	(9,390)	(2,359)	(2,336)	(11,726)	(4,646)
Unallocated expenses	(53,462)	(11,099)	(13,355)	(66,817)	(22,184)

Total operating (loss) income	($23,368)	$26,387	$18,539	($4,829)	$46,634

Entegris, Inc. and Subsidiaries

GAAP to Non-GAAP Reconciliation of Statement of Operations

(In thousands, except per share data)

(Unaudited)

	Three months ended June 28, 2014			Six months ended June 28, 2014
	U.S. GAAP	Adjustments	Non- GAAP	U.S. GAAP	Adjustments	Non- GAAP
Net sales	$251,578	$—	$251,578	$417,382	$—	$417,382
Cost of sales(a)	162,910	(24,293)	138,617	257,362	(24,293)	233,069

Gross profit	88,668	24,293	112,961	160,020	24,293	184,313
Selling, general and administrative expenses (b)	82,347	(38,147)	44,200	117,134	(39,428)	77,706
Engineering, research and development expenses	21,581	—	21,581	37,271	—	37,271
Amortization of intangible assets (c)	9,390	(9,390)	—	11,726	(11,726)	—
Contingent consideration fair value adjustment (d)	(1,282)	1,282	—	(1,282)	1,282	—

Operating (loss) income	(23,368)	70,548	47,180	(4,829)	74,165	69,336
Interest expense, net (e)	12,345	(3,951)	8,394	12,151	(3,951)	8,200
Other expense, net (f)	1,351	(212)	1,139	1,529	(212)	1,317

(Loss) income before income taxes	(37,064)	74,711	37,647	(18,509)	78,328	59,819
Income tax (benefit) expense (g)	(22,445)	32,610	10,165	(18,202)	33,889	15,687
Equity in net loss of affiliates	50	—	50	50	—	50

Net (loss) income	($14,669)	$42,101	$27,432	$(357)	$44,439	$44,082

Basic (loss) income per common share:	($0.11)	$0.30	$0.20	($0.00)	$0.32	$0.32
Diluted (loss) income per common share:	($0.11)	$0.30	$0.20	($0.00)	$0.32	$0.32

Weighted average shares outstanding:
Basic	139,238	139,238	139,238	139,083	139,083	139,083
Diluted	139,238	139,919	139,919	139,083	139,812	139,812

The above GAAP to Non-GAAP Reconciliation of Statement of Operations is provided as a complement to and should be read in conjunction with the Condensed Consolidated Statements of Operations. The above GAAP to Non-GAAP Reconciliation of Statement of Operations is provided to facilitate a better assessment and measurement of the Company’s operating performance.

a)	Non-GAAP cost of sales for the three and six months ended June 28, 2014 is adjusted for $24.3 million charge for fair value mark-up of acquired ATMI, Inc. (ATMI) inventory sold.
b)	Non-GAAP selling, general and administrative expense for the three and six months ended June 28, 2014 is adjusted for $38.1 million and $39.4M, respectively, for deal costs, integration costs, and transaction-related costs related to the ATMI, Inc. acquisition.
c)	Non-GAAP amortization expense for the three and six months ended June 28, 2014 is adjusted for $9.4 million and $11.7M, respectively, for amortization expense related to the ATMI and prior acquisitions.

d)	Non-GAAP contingent consideration fair value adjustments for the three and six months ended June 28, 2014 is adjusted for $1.3 million for a gain associated with the contingent consideration fair value adjustment.
e)	Non-GAAP interest expense for the three and six months ended June 28, 2014 is adjusted for $4.0 million for bridge loan financing costs related to the ATMI acquisition.
f)	Non-GAAP other expense for the three and six month ended June 28, 2014 is adjusted for $0.2 million for deal costs related to the ATMI acquisition.
g)	Non-GAAP income tax expense for the three and six months ended June 28, 2014 is adjusted for $32.6 million and $33.9 million related to the adjustments noted above and other items related to the ATMI acquisition and other matters.

Entegris, Inc. and Subsidiaries

Reconciliation of GAAP to Adjusted Operating Income and Adjusted EBITDA

(In thousands)

(Unaudited)

	Three months ended			Six months ended
	June 28, 2014	June 29, 2013	March 29, 2014	June 28, 2014	June 29, 2013
Net sales	$251,578	$177,544	$165,804	$417,382	$342,614

Net (loss) income	(14,669)	$19,781	14,312	(357)	$36,178

Adjustments to net income:

Equity in net loss of affiliates	50	—	—	50	—
Income tax (benefit) expense	(22,445)	7,516	4,243	(18,202)	12,714
Interest expense (income) ,net	12,345	(14)	(194)	12,151	(135)
Other expense ( income), net	1,351	(896)	178	1,529	(2,123)

GAAP – Operating (loss) income	(23,368)	26,387	18,539	(4,829)	46,634
Charge for fair value mark-up of acquired inventory sold	24,293	—	—	24,293	—
Transaction-related costs	26,806	—	—	26,806	—
Deal costs	7,844	—	1,281	9,125	—
Integration costs	3,497	—	—	3,497	—
Contingent consideration fair value adjustment	(1,282)	—	—	(1,282)	—
Amortization of intangible assets	9,390	2,359	2,336	11,726	4,646

Adjusted operating income	47,180	28,746	22,156	69,336	51,280
Depreciation	11,043	7,311	7,832	18,875	14,607

Adjusted EBITDA	$58,223	$36,057	$29,988	$88,211	$65,887

Adjusted operating margin	18.8%	16.2%	13.4%	16.6%	15.0%
Adjusted EBITDA – as a % of net sales	23.1%	20.3%	18.1%	21.1%	19.2%

Entegris, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Earnings per Share

(In thousands)

(Unaudited)

	Three months ended			Six months ended
	June 28, 2014	June 29, 2013	March 29, 2014	June 28, 2014	June 29, 2013
GAAP net (loss) income	($14,669)	$19,781	$14,312	($357)	$36,178

Adjustments to net (loss) income:

Charge for fair value mark-up of acquired inventory sold	24,293	—	—	24,293	—
Transaction-related costs	26,806	—	—	26,806	—
Deal costs	12,007	—	1,281	13,288
Integration costs	3,497	—	—	3,497	—
Contingent consideration fair value adjustment	(1,282)	—	—	(1,282)	—
Amortization of intangible assets	9,390	2,359	2,336	11,726	4,646
Tax effect of adjustments to net income	(32,610)	(851)	(1,279)	(33,889)	(1,675)

Non-GAAP net income	$27,432	$21,289	$16,650	$44,082	$39,149

Diluted (loss) earnings per common share	($0.11)	$0.14	$0.10	($0.00)	$0.26
Effect of adjustments to net (loss) income	0.30	0.01	0.02	0.32	0.02
Diluted non-GAAP earnings per common share	$0.20	$0.15	$0.12	$0.32	$0.28

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